Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 and INCREMENTAL FACILITY AMENDMENT dated as of February 16, 2022 (this “Agreement”), to the CREDIT AGREEMENT dated as of May 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), among ARCONIC CORPORATION, a Delaware corporation (the “Borrower”), the DESIGNATED BORROWERS party thereto from time to time, the LENDERS and ISSUING BANKS party thereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

A. The Borrower has requested that (i) the Persons set forth on Schedule I hereto (the “Additional Revolving Lenders”) provide revolving commitments pursuant to a Revolving Commitment Increase in an aggregate amount of $400,000,000 (the “Additional Revolving Commitments”) and (ii) the Credit Agreement be amended in order to permit the establishment of the Additional Revolving Commitments and modify certain other terms thereof as set forth herein.

B. The Additional Revolving Lenders are willing to provide the Additional Revolving Commitments to the Borrower on the Amendment No. 2 Effective Date (as defined below), and the Revolving Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement as provided for herein, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “2022 Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the establishment of the Additional Revolving Commitments pursuant hereto and (c) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2. Revolving Commitment Increase.

(a) Each Additional Revolving Lender hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement, to provide an Additional Revolving Commitment to the Borrower on the Amendment No. 2 Effective Date in an amount equal to the amount set forth opposite such Additional Revolving Lender’s name on Schedule I hereto under the heading “Additional Revolving Commitment”.

(b) The Additional Revolving Lenders shall constitute “Additional Lenders”, “Revolving Lenders” and “Lenders” and the Additional Revolving Commitments shall constitute “Revolving Commitments” and the loans made thereunder shall constitute “Revolving Loans”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents, and such Revolving Commitments and Revolving Loans shall have the same terms and conditions as the existing Revolving Commitments and Revolving Loans, as applicable (including, without limitation, with respect to interest and fees payable thereon, the maturity date thereof, representations and warranties, covenants and events of default applicable thereto).

(c) The Administrative Agent, each Issuing Bank and the Swingline Lender hereby consent to the provision of the Additional Revolving Commitments by the Additional Revolving Lenders.

SECTION 3. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The first sentence of the recitals to the Credit Agreement is hereby amended by inserting the words “, which amount was increased to $1,200,000,000 on the Amendment No. 2 Effective Date” immediately before the period at the end thereof.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Amendment No. 2” means Amendment No. 2 and Incremental Facility Amendment dated as of February 16, 2022, relating to this Agreement.

“Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.

“Erroneous Payment” has the meaning assigned to it in Section 8.07(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.07(d)(i).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.07(d)(i).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.07(d)(i).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.07(e).

“Payment Recipient” has the meaning assigned to it in Section 8.07(a).

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“Permitted PILOT Transaction” means (x) any transaction or series of related transactions in which (a) the Borrower or any of its Subsidiaries transfers title in any real or personal property to any Governmental Authority or any instrumentality thereof (including any industrial development board or similar body or any entity controlled by any of the foregoing) and simultaneously leases such property back pursuant to a lease which (i) obligates the Borrower or such Subsidiary to make payments in lieu of ad valorem taxes (“PILOT Payments”) not materially greater than what such taxes would be if such Borrower or Subsidiary had retained legal title to such property, (ii) obligates the Borrower or such Subsidiary to make nominal rent payments and (iii) grants to the Borrower or such Subsidiary the option to reacquire title of such property for a nominal sum at such time as the Bonds (as herein defined), if any, have been paid and (b) unless otherwise permitted by such Governmental Authority or instrumentality, such Governmental Authority or instrumentality issues bonds (the “Bonds”) which are payable from all or a portion of such PILOT Payments and/or other payments to be made by the Borrower or such Subsidiary or (y) any other transaction or series of related transactions involving the sale, lease or other disposition of property by the Borrower or its Subsidiaries having similar economic effect to the transactions described in clause (x).

(c) The definition of the term “Arrangers” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Arrangers” means, collectively, Deutsche Bank Securities Inc., Citibank, N.A. and Truist Securities, Inc., in their capacities as joint lead arrangers and joint bookrunners, and BNP Paribas, Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, PNC Bank, National Association, Standard Chartered Bank and Wells Fargo Bank, National Association, in their capacities as joint lead arrangers, for the credit facility provided for herein.

(d) The definition of the term “Borrowing Base” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following words at the end thereof:

“Notwithstanding the foregoing, any Eligible Accounts and Eligible Inventory acquired by any Loan Party may be immediately included in the Borrowing Base notwithstanding that the Administrative Agent has not completed a reasonably satisfactory field examination and inventory appraisal in respect of such Eligible Accounts and Eligible Inventory so long as the portion of the Borrowing Base that is attributable thereto does not exceed 15% of the Borrowing Base (after giving effect to the inclusion thereof). To the extent that the Administrative Agent has not completed, at the Borrower’s expense, a field examination and inventory appraisal reasonably satisfactory to the Administrative Agent within 90 days after the relevant acquisition (or such longer period as the Administrative Agent may reasonably agree) the assets so acquired shall cease to be eligible for

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inclusion in the Borrowing Base until such time as such field examination and inventory appraisal have been completed. The Administrative Agent shall have the right (but not the obligation) to review such computations and if the Administrative Agent shall have reasonably determined in its Permitted Discretion that such computations have not been calculated in accordance with the terms of this Agreement, the Administrative Agent shall have the right to correct any such errors.”

(e) The definition of the term “Excluded Deposit Account” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting “$10,000,000” in clause (e) thereof and replacing it with “$20,000,000”.

(f) The definition of the term “Permitted Additional Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

‘“Permitted Additional Debt” means any Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes, bonds or debentures and/or term loans secured on a pari passu basis with the First Lien Notes or a pari passu or junior basis to the Second Lien Notes or senior unsecured notes or term loans or senior subordinated notes or any bridge facility; provided that (i) in any event, such Indebtedness may only be secured (x) by the ABL Priority Collateral on a junior basis to the Loan Document Obligations and (y) by the Notes Priority Collateral in accordance with the priorities described above and is not secured by any property or assets of any member of the Restricted Group other than the Collateral, (ii) the aggregate principal amount of all such Indebtedness shall not exceed, at the time of incurrence thereof, the sum of (a) an amount equal to 100% of Consolidated EBITDA for the most recently ended Test Period (the “Fixed Permitted Additional Debt Amount”), plus (b) additional amounts such that (x) in the case of any such Indebtedness that is secured, the Consolidated Secured Leverage Ratio, calculated on a Pro Forma Basis after giving effect thereto, shall not exceed 3:50 to 1.00 or, in the case of Indebtedness incurred to finance an acquisition or investment in accordance with Section 6.04, the Consolidated Secured Leverage Ratio, calculated on a Pro Forma Basis after giving effect thereto, shall not exceed the Consolidated Secured Leverage Ratio immediately prior to giving effect thereto and (y) in the case of any such Indebtedness that is unsecured, the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis after giving effect thereto, shall not exceed 5.00:1.00 or, in the case of Indebtedness incurred to finance an acquisition or investment in accordance with Section 6.04, the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis after giving effect thereto, shall not exceed the Consolidated Total Leverage Ratio immediately prior to giving effect thereto (the “Ratio-Based Permitted Additional Debt Amount”), (iii) except with respect to Indebtedness in an aggregate principal amount not to exceed $75,000,000 at any time outstanding, such Indebtedness does not mature or have a

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weighted average maturity prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred (except, in each case, upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition or in the case of Indebtedness secured by the Notes Priority Collateral on a pari passu basis with the First Lien Notes, amortization not in excess of 1.00% per annum); provided that the requirements set forth in this clause (iii) shall not apply to any Indebtedness consisting of a customary bridge facility so long as such bridge facility, subject to customary conditions, would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the date that is 91 days after the Latest Maturity Date, and (iv) such Indebtedness is not guaranteed by any Subsidiaries other than the Loan Parties. Unless the Borrower elects otherwise, any Permitted Additional Debt shall be deemed incurred first under the Ratio-Based Permitted Additional Debt Amount to the extent permitted (and calculated prior to giving effect to any substantially simultaneous incurrence of any Indebtedness based on a basket or exception that is not based on a financial ratio, including the Fixed Permitted Additional Debt Amount), with any balance incurred under the Fixed Permitted Additional Debt Amount. In the event that all or any portion of the amount of any Permitted Additional Debt that was initially incurred in reliance on the Fixed Permitted Additional Debt Amount subsequently meets the criteria of Ratio-Based Permitted Additional Debt Amount at any time, such amount shall automatically be reclassified as having been incurred in reliance on the Ratio-Based Permitted Additional Debt Amount.”

(g) The definition of the term “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety to read as follows:

“The aggregate amount of the Revolving Commitments on the Amendment No. 2 Effective Date is $1,200,000,000.”

(h) The definition of the term “Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the word “and” at the end of clause (d) thereof with a comma and (ii) inserting the words “and (f) the obligation of the Loan Parties to pay, discharge and satisfy all Erroneous Payment Subrogation Rights” immediately before the period at the end of the first sentence thereof.

(i) The definition of the term “Second Lien Notes” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting “$600,000,000” therein and replacing it with “$900,000,000”.

(j) Section 2.21(a) of the Credit Agreement is hereby amended by amending and restating subclauses (x) and (y) thereof in their entirety to read as follows:

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“(x) the greater of (1) $350,000,000 and (2) the excess of the Borrowing Base at the time of the effectiveness of such Incremental Facility over the aggregate amount of the Revolving Commitments at such time (it being understood that the Revolving Commitments established pursuant to Amendment No. 2 shall not reduce the amount available pursuant to this clause (x)) and (y) without duplication of any amounts established in reliance on the immediately preceding sub-clause (x)(2), the amount of any voluntary permanent reductions in the amount of the Revolving Commitments”.

(k) Section 6.05(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j) sales, transfers, leases or other dispositions of assets pursuant to a Permitted PILOT Transaction;”

(l) Section 6.08(b) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (vi) thereof, (ii) replacing the period at the end of clause (vii) thereof with a semicolon, and (iii) adding the following new clauses (viii), (ix) and (x) at the end thereof:

“(viii) any Restricted Debt Payment made out of the Net Proceeds of the sale of Qualified Equity Interests of the Borrower (other than Qualified Equity Interests issued or sold to any Subsidiary of the Borrower or an employee stock ownership plan or a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees) within 90 days following such sale;

(ix) so long as no Default or Event of Default has occurred and is continuing, any prepayment of Indebtedness expressly required pursuant to the mandatory prepayment provisions thereof; and

(x) with respect to any Indebtedness incurred to finance, in whole or in part, any acquisition and any related transactions, the repayment, redemption or other satisfaction and discharge thereof pursuant to a “special mandatory redemption” provision (or other similar provision) as a result of such acquisition not having been consummated by the date specified in the definitive documents evidencing or governing such Indebtedness.”

(m) Article VIII of the Credit Agreement is hereby amended by inserting the following new Section 8.07 at the end thereof:

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“SECTION 8.07. Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately Section 8.07(b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.07 and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 8.07(a) shall be conclusive, absent manifest error.

(b) Without limiting Section 8.07(a), each Lender, Issuing Bank, Secured Party or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

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(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender, Issuing Bank or Secured Party shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.07(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.07(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.07(a) or on whether or not an Erroneous Payment has been made.

(c) Each Lender, Issuing Bank or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under Section 8.07(a).

(d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with Section 8.07(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid

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interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii) Subject to Section 9.04 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

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(e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, Issuing Bank or Secured Party, to the rights and interests of such Lender, Issuing Bank or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.07 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 8.07 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.”

(n) Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety in the form attached as Exhibit A hereto.

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SECTION 4. Acceptance of Amendment No. 1. This Amendment shall constitute notice to the Administrative Agent pursuant to Section 2.14(b) of the Credit Agreement that the Lenders party hereto, constituting the Required Lenders of each Class, accept Amendment No. 1, dated as of the date hereof, to the Credit Agreement.

SECTION 5. Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the Additional Revolving Lenders to provide the Additional Revolving Commitments shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 2 Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, (ii) each of the other Loan Parties, (iii) the Administrative Agent, (iv) the Additional Revolving Lenders and (v) Lenders constituting the Required Lenders;

(b) After giving effect to the consummation of the 2022 Transactions, the conditions precedent set forth in Sections 2.21(a), 4.02(a) and 4.02(b) of the Credit Agreement shall have been satisfied, and the Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Financial Officer or legal officer of the Borrower, confirming compliance therewith.

(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including the Upfront Fees (as defined below) and, to the extent invoiced at least three Business Days prior to the date hereof (or such shorter period agreed by the Borrower in its sole discretion), reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder, under any other Loan Document or under any other agreement entered into by the Administrative Agent and the Lenders, on the one hand, and any of the Loan Parties, on the other hand.

(d) The Lenders shall have received a certificate from a Financial Officer of the Borrower, substantially in the form of Exhibit L to the Credit Agreement, certifying as to the solvency of the Borrower and its Restricted Subsidiaries as of the date hereof on a consolidated basis after giving effect to the 2022 Transactions.

(e) The Administrative Agent shall have received a legal opinion of Sullivan & Cromwell LLP, as special counsel for the Loan Parties, board resolutions and other closing certificates substantially consistent with those delivered on the Effective Date.

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(f) (i) The Administrative Agent shall have received, at least five Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been requested at least ten Business Days prior to the Amendment No. 2 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and a Lender has requested in a written notice to the Borrower at least ten Business Days prior to the Amendment No. 2 Effective Date a Beneficial Ownership Certification in relation to the Borrower, such Lender shall have received such Beneficial Ownership Certification with respect to the Borrower at least five Business Days prior to the Amendment No. 2 Effective Date (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the conditions set forth in this clause (f) shall be deemed to be satisfied).

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to each of the Revolving Lenders (including the Additional Revolving Lenders) and the Administrative Agent that: (a) this Agreement has been duly authorized, executed and delivered by the Borrower and each other Loan Party party hereto and constitutes a legal, valid and binding obligation of the Borrower or such Loan Party, as applicable, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (b) at the time of and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result herefrom; and (c) the representations and warranties of the Borrower and each other Loan Party, as applicable, set forth in the Loan Documents (other than the representation and warranty set forth in Section 3.04(b) of the Credit Agreement) are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 2 Effective Date except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date (provided that (x) the representation and warranty set forth in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the financial statements most recently delivered pursuant to Section 5.01(a) and (b) of the Credit Agreement and (y) the representation set forth in Section 3.15 of the Credit Agreement shall be made as of the Amendment No. 2 Effective Date).

SECTION 7. Upfront Fees. The Borrower agrees to pay to the Administrative Agent on the Amendment No. 2 Effective Date, for the account of each Additional Revolving Lender, an upfront fee (collectively, the “Upfront Fees”) in an amount equal to 0.15% of the aggregate amount of the Additional Revolving Commitment of such Additional Revolving Lender on the Amendment No. 2 Effective Date.

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SECTION 8. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 2 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and an “Incremental Facility Amendment”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 9. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Security Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Additional Revolving Commitments and the loans and other extensions of credit thereunder); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any

13

applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act. Each of the parties hereto represents and warrants to each other party that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Agreement shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages hereto.

SECTION 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

ARCONIC CORPORATION

By:	/s/ Marcelo F.D. Morgueta
Name:	Marcelo F.D. Morgueta
Title:	Vice President, Finance and Treasurer

ALUMAX LLC
ARCONIC ARCHITECTURAL PRODUCTS LLC
ARCONIC DAVENPORT LLC
ARCONIC LAFAYETTE LLC
ARCONIC LANCASTER CORP.
ARCONIC MASSENA LLC
ARCONIC PROPERTIES INC.
ARCONIC TECHNOLOGIES LLC
ARCONIC TENNESSEE LLC
KAWNEER ALUMINIUM DEUTSCHLAND INC.
KAWNEER COMMERCIAL WINDOWS LLC
KAWNEER COMPANY, INC.
PIMALCO, INC.

By:	/s/ Marcelo F.D. Morgueta
Name:	Marcelo F.D. Morgueta
Title:	Treasurer

[Signature Page to Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Lender, Swingline Lender and Issuing Bank,

by	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

by	/s/ Jessica Lutrario
Name: Jessica Lutrario
Title: Associate 212-250-8235 jessica.lutrario@db.com

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☒	Issuing Bank

Name of lnstitution: CTTIBANK, N.A.

by	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President & Director

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☒	Issuing Bank

Name of Institution: GOLDMAN SACHS BANK USA

by	/s/ Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☒	Issuing Bank

Name of Institution: Truist Bank

by	/s/ Christopher N. Jensen
Name: Christopher N. Jensen
Title: Director

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☐	Issuing Bank

Name of lnstitution: Wells Fargo Bank, National Association

by	/s/ Brandi Petrucci
Name: Brandi Petrucci
Title: Director, Authorized Signatory

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☐	Issuing Bank

Name of Institution: BNP PARIBAS

by	/s/ Guelay Mese
Name: Guelay Mese
Title: Director

by	/s/ Christopher Cassidy
Name: Christopher Cassidy
Title: Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☐	Issuing Bank

Name of Institution: CREDIT SUISSE AG, NEW YORK BRANCH,

by	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

by	/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☐	Issuing Bank

Name of lnstitution: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Amendment No.2]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☐	Additional Revolving Lender

☒	Existing Revolving Lender

☐	Issuing Bank

Name of Institution: CIBC Bank USA

by	/s/ Samir D. Desai
Name: Samir D. Desai
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Amendment No.2]

CONFIDENTIAL

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

FACILITY AMENDMENT TO THE ARCONIC

CORPORATION CREDIT AGREEMENT

To execute this Agreement as (check all that apply):

☒	Additional Revolving Lender

☒	Existing Revolving Lender

☐	Issuing Bank

Name of Institution: STANDARD CHARTERED BANK

by	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

[Signature Page to Amendment No.2]

SCHEDULE I

Additional Revolving Commitments

Additional Revolving Lender	Additional Revolving Commitment
Deutsche Bank AG New York Branch	$44,000,000.00
Citibank, N.A.	$40,000,000.00
Goldman Sachs Bank USA	$65,000,000.00
Truist Bank	$40,000,000.00
Wells Fargo Bank, National Association	$85,000,000.00
BNP Paribas	$25,000,000.00
Credit Suisse AG, New York Branch	$25,000,000.00
PNC Bank, National Association	$45,000,000.00
Standard Chartered Bank	$31,000,000.00
TOTAL	$400,000,000.00

EXHIBIT A

Schedule 2.01

Commitments and LC Commitments

Revolving Commitments

Lender	Revolving Commitment
Deutsche Bank AG New York Branch	$155,000,000.00
Citibank, N.A.	$140,000,000.00
Goldman Sachs Bank USA	$140,000,000.00
Truist Bank	$140,000,000.00
Wells Fargo Bank, National Association	$140,000,000.00
BNP Paribas	$100,000,000.00
Credit Suisse AG, New York Branch	$100,000,000.00
PNC Bank, National Association	$100,000,000.00
ABN AMRO Capital USA LLC	$75,000,000.00
CIBC Bank USA	$55,000,000.00
Standard Chartered Bank	$55,000,000.00
Total	$1,200,000,000.00

LC Commitments

Issuing Bank	LC Commitment
Deutsche Bank AG New York Branch	$75,000,000.00
Citibank, N.A.	$75,000,000.00
Truist Bank	$75,000,000.00
Goldman Sachs Bank USA	$75,000,000.00
Total	$300,000,000.00